Financial instruments	12 Months Ended
Dec. 31, 2017
Statement [Line Items]
Financial instruments [Text Block]
27.	Financial instruments

As at December 31, 2017, the Company’s financial instruments consist of cash and cash equivalents, receivables, VAT receivable, reclamation bond, accounts payable and accrued liabilities and long-term debt. The Company classifies cash and cash equivalents, receivables, VAT receivable and the reclamation bond as loans and receivables, and classifies accounts payable and accrued liabilities and long-term debt as other financial liabilities. All financial assets and liabilities were carried at amortized cost.

All of the Company’s financial instruments were considered to be Level 1 within the fair value hierarchy:

Level 1 – fair values based on unadjusted quoted prices in active markets for identical assets or liabilities;

Level 2 – fair values based on inputs that are observable for the asset or liability, either directly or indirectly; and

Level 3 – fair values based on inputs for the asset or liability that are not based on observable market data.

The Company’s policy for determining when a transfer occurs between levels in the fair value hierarchy is to assess the impact at the date of the event or the change in circumstances that could result in a transfer. There were no transfers between the levels during 2017 or 2016.

The carrying value of the Company’s debt is $158.3 million (2016 - $155.0 million) (note 18) and the fair value is approximately $135.6 million (2016 - $169.0 million). The fair value of all of the Company’s other financial instruments approximates their carrying value.

The risk exposure arising from these financial instruments is summarized as follows:

(a)	Credit risk

Credit risk is the risk of an unexpected loss if a customer or the issuer of a financial instrument fails to meet its contractual obligations. The Company is subject to credit risk on the cash and cash equivalent balances held at banks in each of Canada, Ghana and South Africa. The risk of loss associated with cash investments is considered to be low as the Company’s cash and cash equivalents were held in highly-rated Canadian, Ghanaian and South African banking institutions. As at December 31, 2017, the Company had interest receivable of $40 (December 31, 2016 - $nil) and a loan receivable from a third party in the amount of $0.9 million. In addition, the Company is subject to credit risk in relation to the receivable balances relating to the sale of gold. The Company currently sells all of the gold it produces to Red Kite under an offtake agreement (note 18(c)). Payments are routine in nature, scheduled and received within a contractually-agreed time frame. Total receivables from precious metal sales as at December 31, 2017 is $1.2 million (December 31, 2016 - $0.6 million). The risk associated with receivables from Red Kite as at December 31, 2017 is considered to be negligible.

The Company expects to receive VAT refunds on a regular basis from the Government of Ghana and makes monthly VAT filings (as required by law). The Company does not consider there to be a significant credit risk related to the VAT receivable balance as at December 31, 2017.

(b)	Liquidity risk

The Company manages liquidity risk through a rigorous planning and budgeting process, which is reviewed and updated on a regular basis, to help determine the funding requirements to support current operations, expansion and development plans, and by managing the Company’s capital structure (note 26). By managing liquidity risk, the Company aims to ensure that it will have sufficient liquidity to settle obligations and liabilities as they fall due. As at December 31, 2017, the Company had a cash and cash equivalents balance of $49.3 million (December 31, 2016 – $59.7 million) and is generating positive cash flows from operations, allowing it to settle current accounts payable and accrued liabilities of $47.9 million (December 31, 2016 - $46.9 million) as they become due. The first two principal repayments on the DSFA of $18.1 million each were due in July 2018 and October 2018, respectively. However, on February 22, 2018, the Company agreed to the RK Term Sheet whereby the Company would be able to defer the repayment of principal associated with the long-term debt by up to three years (commencing on July 2021), subject to certain fees, terms and conditions (notes 18 and 29(b)).

(c)	Market risk

(i)	Interest rate risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in market interest rates. The Company’s exposure to interest rate risk is limited to its loan agreement with Red Kite (note 18), which is subject to an interest rate of LIBOR plus 6% with a minimum LIBOR of 1%.

With other variables, unchanged, a 1% change in the annualized interest rate would have resulted in a $1.1 million increase (decrease) to after-tax net income (loss) for year ended December 31, 2017.

(ii)	Foreign currency risk

The Company is exposed to foreign currency risk through its foreign currency monetary assets and liabilities. A significant change in the currency exchange rate between the US dollar and Canadian dollar (“C$”), Ghanaian cedi (“GHS”) and South African rand (“ZAR”) could have an effect on the Company’s results of operations, financial position and cash flows. The Company at present has not entered into any further derivative instruments to reduce its exposure to currency risk, however, management monitors differing currency needs and tries to reduce its exposure to currency risks through exchanging currencies at what are considered to be optimal times.

As at December 31, 2017 and 2016, the Company’s notable exposure to foreign currency risk arose from the following balances:

December 31, 2017	Foreign currency amount		USD Equivalent
	C$	GHS	$
Cash and cash equivalents	324	18,874	4,416
VAT receivable	-	23,003	5,070
Accounts payable and accrued liabilities	(895)	(45,439)	(10,722)
Net exposure to foreign currency	(571)	(3,562)	(1,236)

December 31, 2016	Foreign currency amount		USD Equivalent
	C$	GHS	$
Cash and cash equivalents	4,744	7,212	5,251
VAT receivable	-	96,097	22,881
Accounts payable and accrued liabilities	(77)	(28,754)	(6,904)
Net exposure to foreign currency	4,667	74,555	21,228

A 10% change in the prevailing exchange rates as at December 31, 2017 and 2016, with all other variables held constant, would have had a $53 (2016 - $2.1 million) impact on the Company’s earnings.

(iii)	Price risk

Price risk is the risk that the future cash flows of a financial instrument will fluctuate because of changes in market prices, other than those arising from currency risk or interest rate risk. The Company’s future cash flows will fluctuate due to changes in gold and silver prices. The Company has not hedged any precious metal sales as part of the Company’s overall strategy.

A 10% increase or decrease in the gold price as at December 31, 2017, with all other variables held constant, would have resulted in a $0.7 million increase (decrease) to after-tax net income (loss) (December 31, 2016 - $nil).